CAGNY Conference February 18, 2014 Exhibit 99.2 Mondelez International

Irene Rosenfeld Chairman and CEO

Forward-looking statements

This slide presentation contains a number of forward-looking statements. Words, and variations of words, such as “will,” “expect,” “may,” “should,” “likely,” “believe,”  “deliver,” “guidance” and similar expressions are intended to identify our forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements we make about our future performance, including future revenue growth, earnings per share, operating income, margins, taxes, cash flow, market shares and shareholder returns;
the drivers of our future performance, including investments, productivity improvements and cost reductions; and dividends, share repurchases and uses of cash. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which could cause our actual results to differ materially from those indicated in our forward-looking statements. Such factors include, but are not limited to, risks from operating globally and in emerging markets, continued consumer weakness, continued volatility of commodity and other input costs, pricing actions, continued weakness in economic conditions, business disruptions, increased competition and tax law changes. For additional information on these and other factors that could affect our forward-looking statements, see our risk factors, as they may be amended from time to time, set forth in our filings with the SEC, including our most recently filed Annual Report on Form 10-K. We disclaim and do not undertake any obligation to update or revise any forward-looking statement in this slide presentation, except as required by applicable law or regulation.

Agenda Long-term growth algorithm and targets Margin improvement and capital allocation Sustaining growth and margin expansion in North America 5

A global snacks powerhouse $35 billion revenues in 2013 75% in fast-growing snacks Category leadership Favorite snacks brands Proven innovation platforms Advantaged geographic footprint 6

Snacking is a $1.2 trillion global market 7 In between meals As a replacement for a meal Source: Euromonitor

Three broad reasons why people snack 8 % of MDLZ Portfolio ~25% ~60% ~15% MY MIND & REFRESH

Snacks are growth categories around the world 9 Well-aligned with consumer trends Expandable consumption Growth with GDP in emerging markets Higher margins

Near-term global category growth rates have slowed,
but expected to return to historical levels
Category 2011 2012 2013
Biscuits 7.3% 7.4% 5.5%
Chocolate 5.9% 6.0% 5.3%
Gum 2.0% 0.1% 0.7%
6.4% 6.2% 4.5%
Total Snacks 6.1% 5.9% 4.7%
Powdered Beverages 9.7% 11.5% 10.6%
Coffee 12.3% 7.2% (1.9)%
Total Global Category Growth* 6.8% 6.1% 3.8%

Source:  ACNielsen
* Total Global Category Growth includes biscuits, chocolate, gum, candy, coffee, powdered beverages and cream cheese categories in key markets.
Candy

#1
#1
#1
#1
#1
#1
#1
#2
#1
#1
#1
#1
#3
#2
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--
#3
#2
#2
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--
#1
#3
#3
#3
#1
#1
#3
#2
#2
#2
#2
#2
#2
#1
#2
#1
#2
#1
#1
18%
15%
30%
7%
11%
16%
Source:  Euromonitor market share
North North
America America
Europe Europe
Global Global
Market Market
Share Share
Latin   Latin
America America
Asia Asia
Pacific Pacific
Eastern Eastern
Europe Europe
Middle East        Middle East
& Africa & Africa
We are a leader in our categories
Biscuits
Chocolate
Gum
Candy
Coffee
Powdered
Beverages

Driving market share gains across our portfolio
% Revenues Gaining or Holding Share
(1)
2013 by Category
Chocolate ~80%
Biscuits ~70%
Gum & Candy ~50%
Beverages, ~65%
Cheese & Grocery

(1) Defined as percentage of revenues in key markets for the category with share either increasing or flat versus the same prior year period.
Based on Global Nielsen data for measured channels for available periods in 2011, 2012 and 2013.
68%
49%
69%
2011 2012 2013

Power Brands and innovation platforms driving growth

Power Brands growing
~2x company rate
– Significantly higher
gross margins
~13% of total revenue
from new products
Based on 2013 Revenue
Power
Brands
59%
Other
Brands
41%

Large, growing emerging markets footprint 14 Revenue +9% in 2013 Expected to comprise ~45% of total revenue by 2016 Based on 2013 Revenue Emerging Markets 39% Developed Markets 61%

Well-positioned for growth and value creation

Long-Term Targets
Fast growing categories
Category leadership
Power Brands & innovation platforms
Emerging markets footprint
Targeting 14%-16% Adj. OI Margin by 2016
Supply chain reinvention
Fit for Purpose overheads
Modest increases in debt / interest
Share repurchases
Organic Net Revenue Growth:
At or Above Category Growth
Adjusted Operating Income
Growth:  High Single Digit
Adjusted EPS Growth:
Double Digit

Dave Brearton CFO

Supply Chain Reinvention driving gross margin
improvement
Step change leadership talent
& capabilities
Transform global manufacturing
platforms
Redesign the supply chain
network
Drive productivity programs to
fuel growth
Improve cash management

$3B Gross Productivity
Cost Savings
(~$1B/per year; ~4.5% of COGS)
$1.5B Net Productivity
Cost Savings
(~$0.5B/per year; ~2.3% of COGS)
$1B Cash Flow
1
2
3
4
5
Priorities
3 Year Financial Goals

Making significant progress in SCR initiative

Talent & Capabilities
Changed 40 of 115 key roles
Strengthened L6S capabilities
1
Gross Productivity of 4.5%
Net Productivity of 2.5%
Productivity
4
Significantly reduced cash cycle
Cash Management
5
Manufacturing Platforms
New biscuit, chocolate and gum
platforms on track
Lead lines installed or on order
2
Network Redesign
30 plants restructured
Reduced  3,000+ FTEs
Greenfield & major expansions
underway across globe
3

Targeting “Fit for Purpose” overheads

(1) Reported SG&A as a % of net revenues was 24.6% in FY 2013. See GAAP to Non-GAAP reconciliation at the end of this presentation
2013 SMG&A Expense as % of Net Revenue
R&D
9.2%
1.3%
2013 Adjusted SG&A was 24.8% of Revenue
(1)
Advertising
& Consumer
Promotions
Corporate
13.6%
0.6%
Selling
MG&A
& Other
Invest for Growth
Fit for Purpose

Zero-Based Budgeting will accelerate cost reductions
Savings will drive margin improvement and fuel growth
investments
Using to identify and capture sustainable cost savings
opportunities
– – Retain balance between top- and bottom-line goals
– – Improve efficiency and effectiveness
Aligned leadership, internal teams and external resources
Quick wins to build momentum, create more cost-focused
culture

Driving double-digit Adjusted EPS growth
Primarily driven by high single-digit Adjusted Operating
Income growth
Modest increases in absolute debt and interest expense
Tax rate of ~20% for the next few years, gradually
increasing to mid-20s

Strong Free Cash Flow
($ in billions)
Net Cash Provided by Operating Activities
excluding items and Restructuring Program
(1)
$4.1
(3)
Capital Expenditures (ex Restructuring Program)
(1.5)
% of Net Revenues 4.4%
2012-14 Restructuring Program (0.3)
$2.3
(3)
FY 13 FY 14E
Combined
2013
& 2014

$4.1+
~(2.0)
5%+
~(0.7)
$1.4+
$8.2+
~(3.5)
~(1.0)
$3.7+
Free Cash Flow excluding items
(2)
(1) Net cash provided by operating activities excluding items and restructuring program excludes the following: net cash received due to the resolution of the Starbucks arbitration, cash payments made for accrued interest and other related fees associated with the debt tendered on December 18, 2013 and cash payment made for the 2012-2014 Restructuring Program.
(2) Free Cash Flow excluding items is defined as Free Cash Flow (net cash provided by operating activities less capital expenditures) excluding the following:  net cash received due to the resolution of the Starbucks arbitration, and cash payments made for accrued interest and other related fees associated with the debt tendered on December 18, 2013
(3)
Net cash provided by operating activities was $6.4 billion for FY 2013.  See GAAP to Non-GAAP reconciliations at the end of this presentation.

Disciplined capital deployment based on returns
Reinvest in the business to drive top-tier growth
Capex ~5% of Net Revenue
Route-to-Market/A&C investments in emerging markets
Tack-on M&A, especially in emerging markets
Return of capital to shareholders
Dividend increased 8% in 2013
$7.7B share buyback program through 2016; $2.7B in 2013
Pay down debt to preserve balance sheet flexibility
Committed to investment grade rating, access to Tier 2 CP

Well-positioned for growth and value creation

Long-Term Targets
Fast growing categories
Category leadership
Power Brands & innovation platforms
Emerging markets footprint
Targeting 14%-16% Adj. OI Margin by 2016
Supply chain reinvention
Fit for Purpose overheads
Modest increases in debt / interest
Share repurchases
Organic Net Revenue Growth:
At or Above Category Growth
Adjusted Operating Income
Growth:  High Single Digit
Adjusted EPS Growth:
Double Digit

Mark Clouse President, North America

A North American snacks powerhouse ~$6B ~$1B #1 #2 #1 -- #3 #1 #2 #1 #1 #2 2013 Net Revenue: $7B 26 77% 17% 5% Other 1% Source: ACNielsen Chocolate Candy & Cough Biscuits Gum

Significant progress towards goals, roadmap in place

Objective Goal 2013 Results Roadmap
Power Brands & Platforms
Sales Execution & DSD
Sustainable
Revenue Growth
“At or Above
Category”
Organic NR
+2.9%
(1)
(1) Reported net revenues increased 1.3% for FY 2013. See GAAP to Non-GAAP reconciliation at the end of this presentation.
(2) Reported Segment Operating Income margin was 12.7% in FY 2013. See GAAP to Non-GAAP reconciliation at the end of this presentation.
Transform
Margins
+500 bps to
~19% by 2016
Adj. SOI Margin
14.9%
(2)
, +110 bps
Supply Chain Reinvention
World Class
Team
“Fit for
Purpose”
Category Model
In Place
Fit for Purpose Organization

Power Brands focused on snacking needs 28

Power Brand focus driving acceleration and turnaround 29

Innovation is creating incremental usage 30 MY MIND & REFRESH

Right Pricing & Promotion Right Assortment Right Space Right Category Configuration Right Location for Products Right Displays & Shopper Solutions Sales strength pulls it all together 31

DSD is critical to winning in store 32 Displays are the best source of incremental sales Multiple touch points drive impulse purchases

Significant margin opportunity in supply chain
Manufacturing
Majority of existing production lines are 60+ years old
Many existing bakeries are sub-scale
Logistics
Too many distribution centers
Sub-optimal locations

OPTIMIZED DISTRIBUTION MODEL 34 Network redesign underway STREAMLINE & REINVEST GROWTH PLANT FOR AMERICAS

Salinas on track for “Doors Open” in Q4 2014

GROWTH PLANT
FOR AMERICAS
New capacity for
Power Brands
Advantaged assets at
advantaged costs
Fully integrated site
To open with 5 lines; expandable to 14 lines
World-class technology
Logistic optimization for Mexico hub

Streamlining current footprint

Completed closure of Lakeshore Bakery, Toronto
550 positions affected
Announced closure of Philadelphia Bakery
350 positions affected with closure by early 2015
Upgrading North American asset base
Installing 16 new lines
Streamline subscale
facilities
Upgrading assets and
simplifying portfolio
STREAMLINE
& REINVEST

Optimizing distribution infrastructure

Eliminating 4 distribution centers by Q3 2014
Enables inventory reductions and service improvements
3 already exited
5% reduction in warehouse costs
Transportation efficiencies & effectiveness
Improved geographic footprint
Ship direct to branches
Service improvements
Case fill improved ~5 pp over the last 2 years
On-time delivery improved 10+ pp in 2013
OPTIMIZED
DISTRIBUTION MODEL
Reduced warehouse
footprint
Enhanced RTM
capabilities
Focus on service &
end-to-end cost

Creating a Fit for Purpose organization

Streamline category responsibility
Integrate Canada, eliminate redundancy
Focus P&L on categories
Harmonize & simplify portfolio
Lower cost structure and mindset
Zero-Based Budgeting
Embed sustainable cost leadership into culture
Aggressively build capabilities to strengthen execution
Streamline &
Simplify
Cost Savings
& Culture
Prioritized
Capability
Development

Plans in place to deliver margin goal

Adjusted Segment Operating Income Margin
(1)
13.8%
14.9%
18% to
21%
(1) Reported Segment Operating Income margin was 11.3% in FY 2012 and 12.7% in FY 2013.
See GAAP to Non-GAAP reconciliation at the end of this presentation.
2012 2013 2016

Well-positioned for growth and value creation
Sustainable revenue growth
Significant margin improvement
Double-digit Adjusted EPS growth
Strong cash flow
Consistent top-tier financial performance over the long term

GAAP to Non-GAAP Reconciliation

As
Reported/
Revised
(GAAP)
Impact of
Divestitures
(1)
Impact of
Currency
Organic
(Non-GAAP)
North America
2013 6,991 $    (39) $             35 $            6,987 $
2012 6,903 $    (110) $           - $              6,793 $
% Change 1.3% 1.0 pp 0.6pp 2.9%
(1)
Net Revenues to Organic Net Revenues
For the Twelve Months Ended December 31,
($ in millions)  (Unaudited)
Includes the exit of a product line upon the execution of a licensing agreement in 2013;
and a divestiture in 2012

GAAP to Non-GAAP Reconciliation

As
Reported/
Revised
(GAAP)
Integration
Program and other
Acquisition
Integration costs
(1)
Spin-Off Costs
and Related
Adjustments
(2)
2012-2014
Restructuring
Program
Costs
(3)
Benefit from
Indemnification
Resolution
(4)
Operating
Income from
Divestitures
Gains on
Acquisition and
Divestitures,
net
(5)
Acquisition-
related costs
As Adjusted
(Non-GAAP)
Mondelez International
2013
Operating Income 3,971 $     220 $       62 $     330 $ (336) $ (6) $  (30) $  2 $ 4,213 $
Operating Income margin 11.2% 12.0%
2012
Operating Income 3,637 $     140 $       512 $    110 $ - $      (79) $ (107) $ 1 $ 4,214 $
Operating Income margin 10.4% 12.2%
North America
2013
Segment Operating Income 889 $       1 $          - $        160 $ - $      (11) $ - $      - $  1,039 $
Segment Operating Income margin 12.7% 14.9%
2012
Segment Operating Income 781 $       6 $          77 $     98 $  - $      (26) $ - $      - $  936 $
Segment Operating Income margin 11.3% 13.8%
Europe
2013
Segment Operating Income 1,699 $     88 $        - $        131 $ - $      (2) $  - $      - $  1,916 $
Segment Operating Income margin 12.1% 13.6%
2012
Segment Operating Income 1,762 $     47 $        1 $       6 $    - $      (53) $ - $      - $  1,763 $
Segment Operating Income margin 12.8% 13.0%
(1)
(2)
(3)
(4)
(5)
Restructuring Program costs represent restructuring and related implementation costs reflecting primarily severance, asset disposals and other manufacturing-related costs.
As part of our 2010 Cadbury acquisition, the company became the responsible party for tax matters under the Cadbury Schweppes Plc and Dr Pepper Snapple Group, Inc. (“DPSG”) Tax Sharing and
Indemnification Agreement dated May 1, 2008 (“Tax Indemnity”) for certain 2007 and 2008 transactions relating to the demerger of Cadbury’s Americas Beverage business.  A U.S. federal tax audit of
DPSG for the 2006-2008 tax years was concluded with the IRS in August 2013. As a result, the company recorded a favorable impact of $363 million due to the reversal of the accrued liability in excess of the amount paid to DPSG under the Tax Indemnity. The company recorded $336 million in selling, general and administrative expenses and $49 million in interest and other expense, net, partially offset by $22 million of tax expense for an impact of $0.20 per diluted share.
On February 22, 2013, the company acquired the remaining interest in a biscuit operation in Morocco, which is now a wholly-owned subsidiary within the EEMEA segment.  A pre-tax gain of $22 million was recorded in connection with the acquisition.  In addition, during the twelve months ended December 31, 2013, the company divested a salty snack business in Turkey, a confectionery business in South Africa and a chocolate business in Spain.  A pre-tax gain of $8 million was recorded in connection with these divestitures.
Operating Income To Adjusted Operating Income
($ in millions, except percentages)  (Unaudited)
For the Twelve Months Ended December 31,
Integration Program costs are defined as the costs associated with combining the Mondelez International and Cadbury businesses, and are separate from those costs associated with the acquisition.
Spin-Off Costs represent transaction and transition costs associated with preparing the businesses for independent operations consisting primarily of financial advisory fees, legal fees, accounting fees, tax services and information systems infrastructure duplication, and financing and related costs to redistribute debt and secure investment grade ratings for both the Kraft Foods Group business and the
Mondelez International business. Spin-Off related adjustments include the pension adjustment defined as the estimated benefit plan expense associated with certain benefit plan obligations transferred to Kraft Foods Group in the Spin-Off.
-
-
-

GAAP to Non-GAAP Reconciliation

As
Reported/
Recorded
(GAAP)
Integration Program
and other
Acquisition
Integration costs
(3)
Spin-Off Costs
and Related
Adjustments
(4)
2012-2014
Restructuring
Program Costs
(5)
Benefit from
Indemnification
Resolution
(6)
Impact from
Divestitures
Acquisition-
related costs
As Adjusted
(Non-GAAP)
Net Revenues 35,299 $   - $                         - $                  - $                      - $                   (70) $         - $                 35,229 $
Advertising and Consumer Promotion 3,234 $    - $                         - $                  - $                      - $                   (4) $           - $                 3,230 $
Selling, Marketing, G & A and Other/Income & Expense 5,025 (160) (55) (4) - 4,806
Research and Development 471 1 - - - - - 472
General corporate expense
(1)
283 (1) (62) 2 - - 222
Other
(2)
(334) - - - 336 - (2) -
Selling, General and Administrative expenses 8,679 $    (160) $                    (62) $              (53) $                  336 $              (8) $           (2) $              8,730 $
Advertising and Consumer Promotion 9.2% 9.2%
Selling, Marketing, G & A and Other/Income & Expense 14.2% 13.7%
Research and Development 1.3% 1.3%
General corporate expense
(1)
0.8% 0.6%
Other
(2)
(0.9)% 0.0%
Selling, General and Administrative expenses 24.6% 24.8%
(1)
(2)
(3)
(4)
(5)
(6)
Spin-Off Costs represent transaction and transition costs associated with preparing the businesses for independent operations consisting primarily of financial advisory fees, legal fees, accounting fees, tax services and information systems infrastructure duplication, and financing and related costs to redistribute debt and secure investment grade ratings for both the Kraft Foods Group business and the Mondelez International business.
Restructuring Program costs represent related implementation costs included in SG&A reflecting primarily severance and asset disposal costs.
As part of our 2010 Cadbury acquisition, the company became the responsible party for tax matters under the Cadbury Schweppes Plc and Dr Pepper Snapple Group, Inc. (“DPSG”) Tax Sharing and Indemnification Agreement
dated May 1, 2008 (“Tax Indemnity”) for certain 2007 and 2008 transactions relating to the demerger of Cadbury’s Americas Beverage business.  A U.S. federal tax audit of DPSG for the 2006-2008 tax years was concluded with the IRS in August 2013. As a result, the company recorded a favorable impact of $363 million due to the reversal of the accrued liability in excess of the amount paid to DPSG under the Tax Indemnity. The company recorded
$336 million in selling, general and administrative expenses and $49 million in interest and other expense, net, partially offset by $22 million of tax expense for an impact of $0.20 per diluted share.
SG&A Expense To Adjusted SG&A Expense
For the Twelve Months Ended December 31, 2013
($ in millions, except percentages)  (Unaudited)
Excludes asset impairment costs recorded within general corporate expenses.
Includes benefit from indemnification resolution, and acquisition-related costs.
Integration Program costs are defined as the costs associated with combining the Mondelez International and Cadbury businesses, and are separate from those costs associated with the acquisition.
-
-

GAAP to Non-GAAP Reconciliation

Net Cash Provided by Operating Activities (GAAP) 6,410 $
Items
Cash impact of the resolution of the Starbucks arbitration
(1)
(2,616)
Cash payments for accrued interest  and other related fees associated with debt tendered as of December 18, 2013.
(2)
81
Restructuring Program
Cash payments for Restructuring Program expenses 221
Net Cash Provided by Operating Activities excluding items and
Restructuring Program (Non-GAAP) 4,096 $
Capital Expenditures (GAAP) 1,622 $
Restructuring Progam capital expenditures (61)
Capital Expenditures excluding Restructuring Program (Non-GAAP) 1,561 $
(1)
(2)
On December 18, 2013, the company completed a $3.4 billion cash tender offer for some of its outstanding high coupon long-term debt.  The amount above reflects the cash payments associated with accrued interest and other related fees.
For the Twelve Months Ended December 31, 2013
Net Cash Provided by Operating Activities
and Capital Expenditures
($ in millions)  (Unaudited)
During the fourth quarter of 2013, the dispute with Starbucks Coffee Company was resolved.  The amount noted
above reflects the cash received from Starbucks of $2,764 million net of $148 million attorney's fees paid.

GAAP to Non-GAAP Reconciliation

Net Cash Provided by Operating Activities (GAAP) 6,410 $
Capital Expenditures (1,622)
Free Cash Flow (Non-GAAP) 4,788 $
Items
Cash impact of the resolution of the Starbucks arbitration
(1)
(2,616)
Cash payments for accrued interest  and other related fees associated with debt tendered as of December 18, 2013.
(2)

Free Cash Flow excluding items (Non-GAAP) 2,253 $
(1)
(2) On December 18, 2013, the company completed a $3.4 billion cash tender offer for some of its outstanding high coupon long-term debt.  The amount above reflects the cash payments associated with accrued interest and other related fees.
For the Twelve Months Ended December 31, 2013
Net Cash Provided by Operating Activities
to Free Cash Flow excluding items
($ in millions)  (Unaudited)
During the fourth quarter of 2013, the dispute with Starbucks Coffee Company was resolved.  The amount noted
above reflects the cash received from Starbucks of $2,764 million net of $148 million attorney's fees paid.